UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 28, 2005

Date of Report (Date of earliest event reported)

Harrah’s Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)

One Harrah’s Court

Las Vegas, Nevada 89119

(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  1.01.               Entry into a Material Definitive Agreement.

The information included in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item  2.03.               Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 28, 2005, Harrah’s Operating Company, Inc. (“Harrah’s Operating”), a wholly-owned subsidiary of the Registrant, completed the private placement of $750 million aggregate principal amount of 5.75% Senior Notes due 2017 (the “2017 Notes”) pursuant to an Indenture dated September 28, 2005 (the “2017 Indenture”), among Harrah’s Operating, as issuer, the registrant, as guarantor, and U.S. Bank National Association, as trustee. A copy of the 2017 Indenture, including the form of note, is attached hereto as Exhibit 4.1 and is incorporated herein by reference.  On September 28, 2005, Harrah’s Operating also closed a concurrent private placement of $250 million aggregate principal amount of its 5.625% Senior Notes due 2015 (the “Additional Notes”) pursuant to a Second Supplemental Indenture dated as of September 28, 2005 (the “Second Supplemental Indenture”), among Harrah’s Operating, as issuer, the registrant, as guarantor, and U.S. Bank National Association, as trustee, which supplements and amends the Indenture dated May 27, 2005, among Harrah’s Operating, as issuer, the registrant, as guarantor, and U.S. Bank National Association, as trustee, as supplemented and amended by the First Supplemental Indenture, dated as of August 19, 2005, among the same parties.  The Additional Notes will form a single series with Harrah’s Operating’s presently outstanding $750 million aggregate principal amount of 5.625% Senior Notes due 2015 issued on May 27, 2005.  A copy of the Second Supplemental Indenture is attached hereto as Exhibit 4.4 and is incorporated herein by reference.

The Registrant has irrevocably and unconditionally guaranteed the 2017 Notes and the Additional Notes (the 2017 Notes and the Additional Notes are together referred to as the “Notes”) on an unsecured senior basis. The Notes were sold (1) within the United States only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Act”), and (2) outside the United States only to non-U.S. persons in reliance on Regulation S under the Act.

Harrah’s Operating intends to use the net proceeds for the offerings of the Notes to redeem all of the $400 million aggregate principal amount of its 7.875% Senior Subordinated Notes due December 15, 2005, which were assumed in the merger with Caesars Entertainment Inc. and approximately $232.2 million aggregate principal amount of its 7.875% Senior Subordinated Notes due December 15, 2005, each at the applicable redemption price pursuant to the indentures governing each series of Notes (plus the payment of any applicable make-whole premium) that it issued on December 9, 1998.  Any remaining net proceeds will be used to refinance and extend the maturity of the other outstanding indebtedness.

The 2017 Notes mature on October 1, 2017. Harrah’s Operating will pay interest on the notes semi-annually, on each April 1st and October 1st, beginning April 1, 2006. The 2017 Notes are redeemable, as a whole or in part, by Harrah’s Operating, at any time or from time to time, upon notice of at least 30 days but not more than 60 days. The redemption price is equal to accrued interest plus the greater of (1) 100% of the principal amount of the notes to be redeemed and (2) the sum of the present values of the remaining scheduled payments on such notes discounted to the date of redemption, on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months), at a rate equal to the sum of the applicable treasury rate plus 35 basis points.

The 2017 Indenture contains customary covenants that limit Harrah’s Operating’s and its subsidiaries’ ability to (i) create or incur liens; (ii) enter into sale and leaseback transactions; and (iii) merge or consolidate with other entities. These covenants are subject to a number of important exceptions and qualifications.

The 2017 Indenture provides that each of the following is an event of default: (i) failure to pay principal of any notes when due and payable at maturity, upon redemption or otherwise; (ii) failure to pay any interest on any notes when due and payable, and such default continues for 30 days; (iii) default in the performance or breach of any covenant or warranty of Harrah’s Operating or the Registrant, which default continues uncured for a period of 60 days after Harrah’s Operating or the Registrant receives written notice from the trustee or after Harrah’s Operating, the

Registrant and the trustee receive written notice from the holders of at least 25% in principal amount of the outstanding notes as provided in the indenture; (iv) certain events of bankruptcy, insolvency or reorganization; and (v) the acceleration of the maturity of any Indebtedness of Harrah’s Operating (other than non-recourse indebtedness), at any one time, in an amount in excess of the greater of (1) $25 million and (2) 5% of the consolidated net tangible assets, if such acceleration is not annulled within 30 days after Harrah’s Operating receives written notice from the trustee and the holders of at least 25% in principal amount of the outstanding shares.

The description of the terms, conditions and covenants of the 5.625% Senior Notes due 2015 are set forth in Items 1.01 and 2.03 of the Current Report on Form 8-K filed with the SEC by the Registrant on June 3, 2005.  Such description is incorporated herein by reference.

On September 28, 2005, Harrah’s Operating and the Registrant also entered into two separate registration rights agreements relating to the 2017 Notes and the Additional Notes, each with the initial purchasers named therein. Under both registration rights agreements, Harrah’s Operating is required to: (i) file, within 90 days after the issue date of the Notes, a registration statement with respect to a registered offer to exchange all of the Notes for freely tradable notes, that are registered with the SEC and that have substantially identical terms as the Notes; (ii) to use its best efforts to cause such exchange offer registration statement to become effective within 180 days after the issue date of the Notes; and (iii) to complete the exchange offer within 210 days after the issue date of the Notes. The requirement to register the Additional Notes may be satisfied by amending and supplementing the registration statement previously filed with the SEC on August 25, 2005 with respect to the offer to exchange all of Harrah’s Operating’s 5.625% Senior Notes due 2015 issued on May 27, 2005 so that the previously issued 5.625% senior notes and the Additional Notes may be exchanged for newly issued registered notes in a single exchange offer.

In addition, if (a) on or prior to the 90th day following the issue date of the Notes, neither the exchange offer registration statement nor the shelf registration statement has been filed; (b) on or prior to the 180th day following the issue date of the Notes, neither the exchange offer registration statement nor the shelf registration statement has been declared effective; (c) on or prior to the 210th day following the issue date of the Notes, neither the exchange offer has been completed nor the shelf registration statement has been declared effective; or (d) the exchange offer registration statement or the shelf registration statement is declared effective but thereafter cease to be effective or usable in connection with resales in accordance with and during the periods specified in the registration rights agreement, then Harrah’s Operating will pay additional interest to each holder of Notes.  Additional interest will accrue at a rate of 0.25% per annum during the 90-day period immediately following the occurrence of any such registration default and shall increase by 0.25% per annum at the end of each subsequent 90-day period until all such registration defaults have been cured, but in no event shall such rate exceed 0.50% per annum.

A copy of the Registration Rights Agreement for each of the 2017 Notes and the Additional Notes is attached hereto as Exhibit 4.5 and Exhibit 4.6, respectively, and incorporated herein by reference.

Item 9.01.                  Financial Statements and Exhibits.

(d)                                 Exhibits

4.1

Indenture dated as of September 28, 2005, among Harrah’s Operating, as Issuer, the Registrant, as Guarantor, and U.S. Bank National Association, as Trustee, relating to the 5.75% Senior Notes due 2017.

4.2

Indenture dated as of May 27, 2005, among Harrah’s Operating, as Issuer, the Registrant, as Guarantor, and U.S. Bank National Association, as Trustee, relating to the 5.625% Senior Notes due 2015. (Incorporated by reference to the exhibit filed with the Registrant’s Current Report on Form 8-K, filed June 3, 2005.)

4.3

First Supplemental Indenture dated as of August 19, 2005, to Indenture, dated as of May 27, 2005, between Harrah’s Operating Company, Inc., as Issuer, Harrah’s Entertainment, Inc., as Guarantor, and U.S. Bank National Association, as Trustee, relating to the 5.625% Senior Notes due 2015. (Incorporated by reference to the exhibit filed with the Registration Statement on Form S-4 of the Registrant, File No. 333-127840, filed August 25, 2005.)

4.4

Second Supplemental Indenture dated as of September 28, 2005, among Harrah’s Operating, as Issuer, the Registrant, as Guarantor, and U.S. Bank National Association, as Trustee, relating to the 5.625% Senior Notes due 2015.

4.5	Registration Rights Agreement dated as of September 28, 2005, among the Registrant, Harrah’s Operating and the Initial Purchasers, as set forth therein, relating to the 5.75% Senior Notes due 2017.

4.6	Registration Rights Agreement dated as of September 28, 2005, among the Registrant, Harrah’s Operating and the Initial Purchasers, as set forth therein, relating to the 5.625% Senior Notes due 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRAH’S ENTERTAINMENT, INC.

Date: September 30, 2005	By:	/s/ Stephen H. Brammell
Stephen H. Brammell
Senior Vice President, General Counsel
and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Document Description

4.1

Indenture dated as of September 28, 2005, among Harrah’s Operating, as Issuer, the Registrant, as Guarantor, and U.S. Bank National Association, as Trustee, relating to the 5.75% Senior Notes due 2017.

4.2

Indenture dated as of May 27, 2005, among Harrah’s Operating, as Issuer, the Registrant, as Guarantor, and U.S. Bank National Association, as Trustee, relating to the 5.625% Senior Notes due 2015. (Incorporated by reference to the exhibit filed with the Registrant’s Current Report on Form 8-K, filed June 3, 2005.)

4.3

First Supplemental Indenture dated as of August 19, 2005, to Indenture, dated as of May 27, 2005, between Harrah’s Operating Company, Inc., as Issuer, Harrah’s Entertainment, Inc., as Guarantor, and U.S. Bank National Association, as Trustee, relating to the 5.625% Senior Notes due 2015. (Incorporated by reference to the exhibit filed with the Registration Statement on Form S-4 of the Registrant, File No. 333-127840, filed August 25, 2005.)

4.4

Second Supplemental Indenture dated as of September 28, 2005, among Harrah’s Operating, as Issuer, the Registrant, as Guarantor, and U.S. Bank National Association, as Trustee, relating to the 5.625% Senior Notes due 2015.

4.5	Registration Rights Agreement dated as of September 28, 2005, among the Registrant, Harrah’s Operating and the Initial Purchasers, as set forth therein, relating to the 5.75% Senior Notes due 2017.

4.6	Registration Rights Agreement dated as of September 28, 2005, among the Registrant, Harrah’s Operating and the Initial Purchasers, as set forth therein, relating to the 5.625% Senior Notes due 2015.